Exhibit 10-b

SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 13, 2002 (this “Amendment”), is by and among ADC Receivables Corp. I, a Minnesota corporation (“Seller”), ADC Telecommunications, Inc., a Minnesota corporation (“Servicer”), Blue Ridge Asset Funding Corporation, a Delaware corporation (“Blue Ridge”), and Wachovia Bank, N.A., as agent for Blue Ridge and its assigns under the Transaction Documents and under the Liquidity Agreement (the “Agent”), and pertains to the Receivables Purchase Agreement dated as of December 12, 2001 amongst the parties hereto (as heretofore and hereby amended, the “Purchase Agreement”).  Unless otherwise defined in this Amendment capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the Seller wishes to make certain amendments to the Purchase Agreement; and

WHEREAS, the Agent and Blue Ridge are willing to agree to such amendments.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.

(a)           Exhibit I is hereby amended by amending and restating the following definition in its entirety.

“Purchase Limit” means $50,000,000.

2.             Representations and Warranties.  In order to induce Blue Ridge and the Agent, on behalf of the other Purchasers, to enter into this Amendment, each of the Seller Parties hereby represents and warrants to Blue Ridge and the Agent, as follows:

(a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Purchase Agreement as amended hereby, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

(b) This Amendment has been duly executed and delivered by such party, and the Purchase Agreement, as amended hereby, constitutes such party’s legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

(c) As of the date hereof, no event has occurred and is continuing that will constitute an Amortization Event or an Unmatured Amortization Event.

3.             Conditions Precedent.  This Amendment shall become effective as of the date first above written upon execution and delivery to the Agent of a counterpart hereof by each of the parties hereto.

4.             Miscellaneous.

(a)           CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b)           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c)           Ratification of Purchase Agreement.  Except as expressly amended hereby, the Purchase Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ADC RECEIVABLES CORP. I

By:	/s/ Gokul V. Hemmady
Name:	Gokul V. Hemmady
Title:	Vice President and Treasurer

ADC TELECOMMUNICATIONS, INC

By:	/s/ Gokul V. Hemmady
Name:	Gokul V. Hemmady
Title:	Vice President, Controller & Treasurer

[Seller/Servicer Second Amendment to RPA Signature Page]

BLUE RIDGE ASSET FUNDING CORPORATION

By:	Wachovia Bank, N.A., its attorney in fact

By:	/s/ Darrell R. Barber
Name:	Darrell R. Barber
Title:	Managing Director

WACHOVIA BANK, N.A., as a Liquidity Bank and as Agent

By:	/s/ Gary G. Fleming, Jr.
Name:	Gary G. Fleming, Jr.
Title:	Director

[Seller/Servicer Second Amendment to RPA Signature Page]